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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  April 6, 2000
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                           CUBIST PHARMACEUTICALS, INC
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-21379                22-3192085
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 (State or Other Jurisdiction        (Commission            (IRS Employer
        of Incorporation)             File Number)           Identification No.)

                 24 Emily Street, Cambridge, Massachusetts 02139
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 576-1999
                                                          ---------------

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         ITEM 5.  OTHER EVENTS.

         On April 6, 2000, the Registrant, issued a press release announcing that its public offering of 2,500,000 shares of Common Stock was priced at $33.00 per share. The press release has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.1.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         99.1  Press Release dated April 6, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CUBIST PHARMACEUTICALS, INC.

                                       By:   /s/ Thomas A. Shea
                                             ----------------------------------
                                             Thomas A. Shea
                                             Vice President, Finance and
                                             Administration, Treasurer and Chief
                                             Financial Officer



Dated:  April 6, 2000